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-------------------                                                     -------------------
      NUMBER                                                                   SHARES
-------------------                [LOGO] PartsBase.com                 -------------------
PBC
-------------------                                                     -------------------

COMMON STOCK         INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS    SEE REVERSE FOR
                                                                        CERTAIN DEFINITIONS

                                                                         CUSIP 70214P 10 9
-------------------------------------------------------------------------------------------
THIS CERTIFIES that






is the owner of
-------------------------------------------------------------------------------------------
      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF
  ---------------------------------                     ---------------------------------
----------------------------------- PartsBase.com, Inc. -----------------------------------
  ---------------------------------                     ---------------------------------
transferable on the books of the Corporation by the holder hereof in person or by authorized attorney upon surrender of this certificate properly endorsed.
This certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Articles of Incorporation and Bylaws of the Corporation
and all amendments thereto.
   This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
   Witness the facsimile signatures of the Corporation's duly authorized officers.

DATED:


          /s/ Michael W. Siegel                               /s/ Robert A. Hammond

         CHIEF FINANCIAL OFFICER                      PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                            Countersigned and Registered:
                                                    U.S. STOCK TRANSFER CORPORATION
                                                              (GLENDALE, CA)

                                                                             Transfer Agent
                                                                              and Registrar
                                            By
                                                                       Authorized Signature

-----------------------------------   -----------------------------------------------------
     AMERICAN BANK NOTE COMPANY       PRODUCTION COORDINATOR: MARY TARTAGLIA: 215-764-5621
        55th and Sansom St.                         PROOF OF MARCH 3, 2000
         PHILA., PA 19139                                PartsBase.com
          (215) 764-8600                                   H 65349 BK
-----------------------------------   -----------------------------------------------------
  SALES:  A. HOBBS:  404-525-1455           OPERATOR:                        hj/JW
-----------------------------------   -----------------------------------------------------
HOME 15/LIVE JOBS/P/PARTSBASE 65349                           REV 2
-----------------------------------   -----------------------------------------------------

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                              PartsBase.com, Inc.

     The Articles of Incorporation of the Corporation on file in the Office of the Secretary of State of Texas set forth (a) the aggregate number of shares of each class of capital shares that the Corporation is authorized to issue; (b) a statement of the authority vested in the Board of Directors to establish series of stock and to fix and determine the variations in relative rights and preferences between any such series; (c) a denial of preemptive rights of the shareholders to acquire additional, unissued or treasury shares of the Corporation and (d) a denial of cumulative voting at any meeting of the shareholders for electing directors.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS ON SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT-_____Custodian_____
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN -  as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants          Act for __________
          in common                                          (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________



              __________________________________________________________________
           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ____________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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     AMERICAN BANK NOTE COMPANY       PRODUCTION COORDINATOR: MARY TARTAGLIA: 215-764-5621
        55th and Sansom St.                         PROOF OF MARCH 3, 2000
         PHILA., PA 19139                                PartsBase.com
          (215) 764-8600                                   H 65349 BK
-----------------------------------   ----------------------------------------------------
  SALES:  A. HOBBS:  404-525-1455           OPERATOR:                        hj/ir
-----------------------------------   ----------------------------------------------------
HOME 15/LIVE JOBS/P/PARTSBASE 65349                           REV 1
-----------------------------------   ----------------------------------------------------
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